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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT AUDITORS


To The Board of Directors
 LCC International, Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.


                                            KPMG Peat Marwick LLP

Washington, DC
December 12, 1996